SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  November 26, 1997
                                                        -----------------


                                 US WATS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        New York                    0-22944               22-3055962
    ----------------           ----------------         -------------------
    (State or other            (Commission File         (I.R.S. Employer
    jurisdiction of                 Number)             Identification No.)
    incorporation)





       111 Presidential Boulevard, Suite 114
             Bala Cynwyd, Pennsylvania                    19004
      ----------------------------------------          ----------
      (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:    (610) 660-0100
                                                       ---------------



                               (not applicable)
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.   Other Events.

As a result of the receipt of $2,300,000 in net proceeds for the sale of shares of common stock of US WATS, Inc. (the "Company") in a private placement (see press release filed as exhibit 99.1 to this Form 8-K) and the receipt of $116,875 through the exercise of options to purchase 115,000 shares of the Company's common stock, as of October 31, 1997, on a pro forma basis, the Company was in compliance with the continued listing requirements of the Nasdaq SmallCap Market.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None.

(b) The following is a balance sheet of the Company as of October 31, 1997, adjusted to reflect the issuance of shares of common stock and the receipt of proceeds from the private placement described in Item 5 above, as if such shares had been issued and such proceeds had been received by the Company on October 31, 1997.

                                 US WATS, INC.
                                 BALANCE SHEET
                                (in thousands)

                                                                      Pro Forma
                                                10/31/97  Adjustments  10/31/97
                                                --------  ----------- ---------
ASSETS
   Current Assets
     Cash and Cash Equivalents                    $621       2,417       $3,038
     Accounts Receivable Net of Allowance        8,136                    8,136
     Prepaid expenses and other                    150                      150
                                               -------                  -------
         TOTAL CURRENT ASSETS                    8,907                   11,324
                                               -------                  -------

   Property, Equipment & Leaseholds
     Telecommunications equipment                3,874                    3,874
     Equipment                                   1,579                    1,579
     Software                                      646                      646
     Office Furnitures and fixtures                156                      156
     Leasehold improvements                         36                       36
   Less: Accumulated Depreciation &
     Amortization                               (3,120)                  (3,120)
                                               -------                  -------
         Total Property, Equipment &
           Leaseholds                            3,171                    3,171
                                               -------                  -------
   Other Assets, Principally Deposits              210                      210
                                               -------                  -------
         Total Assets                          $12,288                  $14,705
                                               =======                  =======


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LIABILITIES AND SHAREHOLDERS' EQUITY
   Current Liabilities
     Note Payable                               $1,704                   $1,704
     Capital lease obligations, current portion    268                      268
     Accounts Payable                            7,191                    7,191
     Accrued commissions                         1,245                    1,245
     Accrued Expenses and All Other                517                      517
     State and federal taxes payable             1,255                    1,255
     Deferred revenue                               10                       10
                                               -------                  -------
         Total Current Liabilities              12,190                   12,190
                                               -------                  -------


   Long Term Liabilities, Capital Lease            428                      428
   Shareholders' Equity & Surplus                 (330)      2,417         2087
                                               -------                  -------


         Total Liabilities &
         Shareholders' Equity                  $12,288                  $14,705
                                               =======                  =======


(c)    Exhibits

99.1   US WATS, Inc. press release dated December 4, 1997.






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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      US WATS, INC.


                                      By: /s/ Aaron Brown
                                          -----------------------------------
                                      Name: Aaron Brown
                                      Title: Chairman of the Board of Directors


Dated:  December 10, 1997




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EXHIBIT INDEX

99.1    US WATS, Inc. press release dated December 4, 1997.








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